                                                                   EXHIBIT 10.11


                       THE OFFICE SUITES OF CENTERPARK
                           SERVICE/LEASE AGREEMENT


     THIS LEASE AGREEMENT entered into this 21st day of November __, 1995, ("Lease Agreement") by and between PERKINS COMMERCIAL MANAGEMENT COMPANY, INC., agent for an entity to be named later, a Maryland general partnership (hereinafter referred to as "Landlord") and Vasco Data Security, Inc. (hereinafter referred to as "Tenant").

     Landlord and Tenant agree as follows:

     1. Premises - See Appendix A attached hereto and made a part hereof.

     2. General Service - In consideration of the rents and fees to be paid by Tenant as described in Appendix A of this Lease Agreement and the covenant herein, Landlord shall provide Tenant during the term of this Lease Agreement with the following general services:

            (a)  Receptionist service from 8:30 A.M. until 5:00
                 P.M. during all weekdays except for national holidays.

            (b) Telephone answering service, as described in Paragraph 6 of this Lease Agreement, from 8:30 A.M. until 5:00 P.M. during all weekdays except for national holidays.

            (c) Light, electricity, heat and air-conditioning, elevator service, and toilet facilities.

            (d) Janitorial service as described in Paragraph 7 of this Lease Agreement.

            (e)  Use of the conference rooms as described in
                 Section 4 of Appendix A of this Lease Agreement.

            (f)  Twenty-four (24) hour access to offices.

            (g)  Coffee and tea from 8:30 a.m. until 4:30 p.m.
                 during all weekdays except for national holidays.

            (h)  Listing in building lobby directory.

            (i) Access to facsimile machine at rates set forth in Appendix B, which is attached hereto and made a part hereof.

            (j) Furnishings as per Appendix D, which is attached hereto and made a part hereof.


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            (k)  Enforcement of the Rules and Regulations
                 enumerated in Appendix C, which is attached hereto and made a part hereof.

     3. Typing Services - Upon the request of Tenant, Landlord shall provide Tenant during the term of this Lease Agreement with typing services at the guideline rates set forth in Appendix B attached hereto and made a part hereof. Landlord may amend those guidelines rated on a reasonable basis during the term of this Lease Agreement if there is any change in the costs or expenses incurred by Landlord in providing such typing services.

     4. Photocopy Services - Upon the request of Tenant, Landlord shall provide Tenant with paper and use of a photocopying machine at the rates set forth in Appendix B attached hereto and made a part hereof. Landlord may change the above rated on a reasonable basis during the term of this Lease Agreement if there is any change in the costs or expenses incurred by Landlord in providing such photocopying services.

     5. Mailing Services - Upon the request of Tenant, Landlord shall, during the term of this Lease Agreement, mail, on a daily basis, Tenant's mailbox-sized correspondence and provide Tenant with postage stamps and associated delivery services at the actual cost plus a 25% handling fee for postage or such other delivery services.

     6. Telephone Answering Service - Landlord shall provide telephone answering service for a normal and reasonable number of calls on any telephone line Tenant has installed at Tenant's expense in the Premises. Tenant shall reimburse Landlord for any expenses that may be charged to the Landlord for the installation or removal of any extension of Tenant's telephone in Landlord's telephone system.

     7. Janitorial Services - Landlord Shall provide Tenant with janitorial services for the Premises so as to maintain the Premises in good order and a reasonably clean condition.

     8. Conference Room - See Appendix A attached hereto and made a part hereof.

     9. Keys - Landlord shall provide Tenant with one (1) set of keys to the Premises and to the individual office upon the commencement of the Lease Agreement. Tenant shall not duplicate or cause to be duplicated any key furnished by Landlord without prior consent of Landlord to Tenant or duplicated by Tenant upon termination of the Lease Agreement. Tenant shall forfeit the entire security deposit upon failing to return keys to Landlord within three
(3) business days after termination of the tenancy.

     10. Possession and Delivery - Landlord shall deliver to Tenant physical possession of the Premises upon the commencement of the term of this Lease Agreement in a good and safe condition. At the end of the term of this Lease Agreement, Tenant shall


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deliver to Landlord physical possession of the Premises in the like good and safe condition (damage by fire or other casualty not the fault of Tenant excepted) and shall remove, at Tenant's own expense, all property on the Premises not the property of Landlord.

     11. Use of Premises - Tenant shall use the Premises only for business purposes in accordance with the terms of this Lease Agreement and for no other purposes unless Landlord consents to such use in writing. Tenant shall not damage or deface the Premises, conference rooms, reception area, hallways, stairways, or other approaches thereto, the building of which the Premises forms a part, or any fixtures therein or used therewith, nor suffer or permit any trade or occupation to be carried on or use made of the Premises or permit anything to be done in the Premises or the building of which it forms a part, or bring or keep anything therein which shall be disorderly, unlawful, noisy, or extra hazardous, or offensive or injurious to, or obstruct or interfere with the rights of other Tenants, or in any way injure or annoy them, or those having business with them, or conflict with them or conflict with any fire laws or regulations or with any insurance policy upon said building or any part thereof or increase the danger of fire, or affect or made void or voidable any insurance on said building, or which may render any increased or extra premium payable for such insurance, or which shall be contrary to any law or ordinance, rule or regulation from time to time established by any public authority.

     12. Fixtures - Tenant may, with the prior written consent of Landlord, install in the Premises additional furniture and fixtures and other normal small office equipment such as typewriters, adding machines, portable copying machines and dictating machines necessary in the conduct of its business, and the same shall remain the property of Tenant, provided they be removed by Tenant before the expiration of this Lease Agreement or any renewal or extension thereof and provided further that Landlord may condition its consent to such installation upon Tenant's agreement to pay any incurred electricity charges by the proposed use of such equipment.

     13. Landlord's Right to Entry - Landlord and the agents thereof shall have access to the Premises at all reasonable hours in order to inspect the same or adjacent premises, to submit such to any prospective tenant or to correct any Tenant's default hereunder and to prevent or repair damage or injury to the Premises, its occupants or the interests of other tenants and, further, insure that the Premises are maintained, cared for, protected, managed and/or improved in such manner as Landlord shall deem necessary and proper.

     14. Security System - Tenant shall close and lock any doors and take any precautions or measures as may be required by any security system installed in the building in which the Premises forms a part.


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     15. Signs - Tenant shall not erect nor place any signs or objects upon the windows, doors, or outside walls of the Premises.

     16. Deliveries - Tenant shall accept and make deliveries at such normal times and places as Landlord shall designate, provided that nothing shall prohibit Tenant from accepting and/or making deliveries during normal business hours.

     17. Tenant Improvements - Tenant shall not make any improvements or alterations to the Premises or any fixtures, improvements, or furnishings therein provided by the Landlord without the prior written consent of Landlord.

     18. Employees of Landlord - No person furnishing services to Tenant pursuant to this Lease Agreement shall be deemed to be an employee of Tenant and Tenant shall have no liability for the wages or salary thereof, or for taxes and other charges incident thereto, or for the cost of workmen's compensation or unemployment compensation or any other costs or expenses in respect at such persons, other than as may be expressly stated herein and Landlord shall indemnify and hold Tenant harmless against any claims and demands or costs and expenses in connection therewith.

     Tenant shall not offer or cause to be offered employment to any employee of landlord during the term of this Lease Agreement or for a period of one year after expiration of this Lease Agreement. Upon breach of the foregoing by Tenant, there shall be payable to Landlord the sum of Ten Thousand dollars ($10,000.00) liquidation damages for each breach.

     19. Liability - Landlord shall not be responsible or liable, unless -otherwise specifically herein permitted. Because of any liability claim, expense, penalty, loss, inconvenience, or damage (hereinafter in this paragraph referred to as liability) suffered by Tenant or any other person for any reason or cause whatsoever over which Landlord has no control or from any act, omission, or neglect of Tenant, or by the inference, interruption, failure, delay or suspension of any of Tenant's rights under this Lease Agreement. Tenant agrees to keep, save and hold Landlord forever harmless from any responsibility or liability as comprehended in this paragraph occasioned by any act or omission of Tenant. Tenant shall make no claim against Landlord for constructive eviction hereunder as to any matter or condition for which Landlord has no liability or responsibility under this paragraph.

     20. FIRE AND CASUALTY. In the event of destruction or any part thereof, or any elevators, hallways, stairways or other approaches thereto, or the building of which the Premises are a part or any portion thereof, or any appurtenant facilities, by fire, other casualty or for any other reason whatsoever, which damage or destruction, in the opinion of Landlord, is such that it cannot be repaired or restored within a reasonable time,


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Landlord, at its sole option, may declare this Lease Agreement terminated.  If such damage or destruction is such that, in the opinion of Landlord, it may be restored within a reasonable time, Landlord shall undertake the restoration involved and, if the damage or destruction involved was without the fault or neglect of Tenant, then Tenant's rent shall abate in an equitable and fair manner or in the same proportion as the business operates of Tenant have abated. In no event need Landlord expend a sum of money in completing any repair or restoration hereunder which shall exceed net available insurance proceeds nor need Landlord restore or replace any fixtures, equipment, personally, or other property located or stores in or about the Premises and owned, leased, or otherwise in the possession of or under the dominion or control of Tenant, and it shall be the sole responsibility of Tenant to adequately insure himself against loss thereof occasioned by damage or destruction thereto. In the event that the Premises, or the building of which the premises are a part, or any portion thereof or any property thereon or thereabout be damaged or destroyed by fire or other cause as a result of any act omission or neglect of Tenant, Tenant shall be solely responsible to reimburse Landlord to the extent at any loss suffered by Landlord. Tenant shall give Landlord prompt notice of early accident, damage to or defect in, or about the Premises. No compensation, or claim, or diminution of rent will be allowed, or paid, by Landlord, by reason of inconvenience, annoyance, or injury to business, arising from the necessity of repairing the Premises or any portion of the building of which it is a part, however the necessity may occur.

     21. Notice of Termination and Holdover - If either Tenant or Landlord does not wish or renew this Lease Agreement, either shall give notice of termination in writing to the other at least sixty (60) days before the end of the term of Agreement, in which case the Lease Agreement shall terminate on the date specified in Appendix A attached hereto and hereof. If both Tenant and Landlord fail to give such termination such failure shall be construed as an extension of the term of this Lease Agreement for sixty (60) days for each such failure to give notice. Provided. that the rent and fees for each additional one month period shall be payable in advance at the rate currently being charged by Landlord for month-to-month Lease Agreements. In every case, Tenant must give at least sixty (60) days written notice of termination.

     22. Tenant's Indemnification - Tenant covenants and agrees to indemnify and save harmless Landlord from any and all liabilities, damages, costs, claims, expense, suits or actions arising out of any breach, violation or nonperformance of any covenant, condition or agreement in this Lease Agreement set forth and contained, on the part of Tenant to be kept, observed and performed or Tenant's neglect or use of the Premises or building of which it is a part or of anything therein or any nuisances caused or suffered by Tenant in the Premises or in the building of which it is a part.


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     23. Defaults and Remedies - If Tenant fails to keep and perform each and every covenant, condition and agreement herein to be kept and performed by Tenant, or if Tenant abandons or evidences any intention to abandon the Premises, or if the Premises become vacant or deserted without intent to return by tenant, or if the estate hereby created is taken on execution or other process of law, or if Tenant petitions to be declared or is declared bankrupt or insolvent according to law, or if a receiver or other similar officer is appointed to take charge of any part of the property of, or to wind up the affairs of Tenant and it is not discharged within thirty (30) days, or if any assignment is made of Tenant in property for the benefits of creditors, then in each and every case, for henceforth and at all times thereafter, at the sole option of Landlord Tenant's right of possession shall thereupon cease and terminate and Landlord shall be entitled to the possession of the Premises, to remove all persons and property therefrom, and to re-enter the same without further demand of rent or demand of possession or the Premises, either with or without process of law and without becoming liable to prosecution therefor. Any notice to quit, or of intention to re-enter the Premises is hereby waived by Tenant. In the event of any such re-entry or retaking herein, Tenant shall nevertheless remain in all events liable and answerable for the full rental and fees to the date of retaking or re-entry, for any and all loss or damage and for any deficiency or loss of rent or fees which Landlord may hereby sustain in respect of the balance of the therein. Landlord reserves full power, which is hereby acceded to by Tenant to let the Premises, in the event of any such re-entry or retaking herein for the benefit of Tenant in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provisions of this Lease Agreement and such damages, at the option of Landlord be deferred until the expiration of the term, in which latter event the cause of action shall not be deemed to have accrued until the date of the termination of said terms. All rents and fees received by Landlord in any such reletting shall be applied; first, to the payment of such expenses as Landlord may have incurred in recovering possession of the Premises and in reletting the same; second, to the payment of any costs and expenses incurred by Landlord a either for making necessary repairs to the Premises or incurring any default on the part of Tenant in any covenant or condition herein made binding upon Tenant; and, last, any remaining rent and fees shall be applied toward tho payment of rent and fees due from Tenant under the terms of this Lease Agreement, with interest at the (15%) per annum, and Tenant expressly agrees to pay any deficiency then remaining Landlord may, however, at Landlord's options enforce the provisions of the Lease Agreement in full against Tenant for the full term hereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent and fees herein stipulated shall be deemed to be other than on account of the earliest stipulated rent and fees nor, shall any endorsement or statement on any check or any letter accompanying any check or payment or rent or fees be deemed an accord and satisfaction, and Landlord may accept such check or payment


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without prejudice to Landlord's right to recover the balance of such rent or fees, or pursue any other remedy provided in this Lease Agreement.

     Upon the occurrence and continuance of an event of default by Tenant, Landlord, without notice to Tenant, may do any one or more of the following:

     (a) Landlord may elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, may reenter the Premises by summary proceedings or otherwise, change the lock(s) thereto and, at the expense of Tenant, remove Tenant and all other persons and property from the Premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby.

     (b) Landlord may exercise any other legal or equitable right to remedy which it may have.

     Notwithstanding the provisions of clause (b) above and regardless of whether an event of default shall have occurred, Landlord may exercise the remedy described in clause (a) without any notice to Tenant, in its good faith judgement, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Tenant constitutes an emergency.

     24. SUBORDINATION CLAUSE - This Lease Agreement is subject and subordinate at all times to all ground or underlying leases, including any ground lease or rental agreements entered into by Landlord as lessee, and to all mortgages and/or property of which the Premises form a part, and to all renewals, modifications, consolidation, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lease, lessor, or mortgage or trustee. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact, irrevocably, to execute and deliver such certificate or certificates for and on behalf of Tenant. Provided, however, that notwithstanding the foregoing any such lessor aforesaid or the party secured by any such mortgage or deed of trust shall have the right to recognize this Lease Agreement and, in the event of re-entry by any such lessor aforesaid or of any foreclosure sale under such deed of trust, this Lease Agreement shall continue in full force and effect at the option of such re-entering lessor aforesaid or of the party secured by such mortgage or deed of trust or the purchaser under any such foreclosure sale; and Tenant covenants and agrees that Tenant will, at the written request of any such party, execute, acknowledge, and deliver any such instrument that has for its purpose and effect or the subordination of this Lease Agreement


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to the lien or rights of all ground or underlying leases and to all mortgages and/or deeds of trust.

     25. Expenses Incurred - Tenant covenants and agrees to pay and discharge all reasonable costs, expense, and attorney's fees incurred by Landlord in enforcing any or all of Tenants covenants, conditions and agreements contained, herein whether by the institution of litigation, seeking advise of counsel, or otherwise.

     26. Applicable Law - This Lease Agreement shall be construed and enforced under and in accordance with the laws of the State of Maryland.

     27. Negligence - Each party to this Lease Agreement shall be solely responsible for their independent acts of negligence. Tenant shall maintain appropriate liability insurance to protect Tenant's interests against any and all claims arising out of the negligence of Tenant.

     28. Severability - In the event any part of this Lease Agreement is held to be unenforceable or invalid for any reason, the balance of this Lease Agreement shall not be affected and shall remain in full force and effect during the term of this Lease Agreement.

     29. Waiver - The failure of Landlord to insist upon strict performance of any of the terms or conditions of this Lease Agreement, or to exercise any option herein conferred, or the taking of any action by Landlord which under the terms or conditions of this Lease Agreement should have been taken by Tenant, in any one or more instances, or the compromise or settlement by Landlord or any proceeding instituted to recover rent or possession of the premises from Tenant, shall not be construed as a waiver or relinquishment for the future of any such terms or conditions, but the same shall be and remain in full force and effect. The acceptance by Landlord of less than all the rent and fees that may be owing Landlord with the knowledge of the existence of a default in this Lease Agreement by Tenant, or the acceptance of all or any part of the rent or fees due by Tenant, from any other person or entity shall not be considered a waiver by Landlord of the right of Landlord to insist upon the full performance by Tenant of all rental or fee payment obligations in the future.

     30. Subletting - Tenant shall have no right to sublet, assign or otherwise transfer any right of Tenant under this Lease Agreement without the prior written consent of Landlord. which consent will not be unreasonably withheld.

     31. Covenants in Force - All of the foregoing covenants of Tenant shall be in force without demand or notice during said term and for such further time as Tenant, or any person or persons claiming under Tenant, shall hold the Premises.

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     32. Rules and Regulations - Tenant agrees to abide by such rules and regulations (the "Rules and Regulations") as Landlord may set or amend from time to time governing the operations of The Office Suites of Centerpark.

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals this _____ day of _________________, 199__.


WITNESS:                     PERKINS COMMERCIAL MANAGEMENT COMPANY, INC.


                             By
-------------------------       -----------------------------------------------

                                              Authorized Agent

                              Vasco Data Security, Inc.


ATTEST/WITNESS:
                             --------------------------------------------------


                             By
-------------------------       -----------------------------------------------
                                                   Tenant



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




                                 APPENDIX A

     THIS APPENDIX, made this ___ day of ______________, 19 ___, by and between PERKINS COMMERCIAL MANAGEMENT COMPANY, INC. ("Landlord"), and Vasco Data Security, Inc. ("Tenant") to the Lease Agreement dated the ___ day of ______________, 19 __.

     The Lease Agreement is hereby modified and supplemented as follows. Wherever there is any conflict between this Appendix, and the Lease Agreement, the provisions of this Appendix are paramount and the Lease Agreement shall be construed accordingly.

     Section 1. Premises - Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, office number(s)14, 15, 16 in Suite 300, 4041 Powder Mill Road, Calverton, Maryland 20705 (hereinafter referred to as "Premises"). Said office is leased as a sales office, accommodating no more than one (1) person(s) each. Additional users of office space will incur additional charges as set forth in Appendix B attached hereto and made a part hereof.

     Section 2. Terms. The term of this Lease Agreement shall be one (1) month and shall begin on _______________, 19 __, at 8:30 A.M. and end at 5:00 P.M. (local time) on _________________, 1995, unless extended in accordance with the provisions of the Lease Agreement.

     Section 3. Rents, Fees and Late Charges. The Tenant shall pay the Landlord the sum of ______________________________ Dollars ($___________) as
rent and fees for general services, payable at the office of the Landlord at 4041 Powder Mill Road, Claverton, Maryland 20705 in advance, on or before the fifth day of each month in installments of ______________________________ Dollars ($___________), per month without deduction, abatement, or set off of Tenant's Security Deposit or other such escrowed monies. A security deposit of _____________________________ Dollars ($___________) one month's rent, shall be payable on the date of execution of this Lease Agreement. All Security Deposits will be returned ninety (90) days upon termination of this Lease.
Rent checks will not be exchanged for Security Deposit Checks. It is understood that if the Premises is not returned in like condition when the lease commenced, the cost of any repairs will be deducted from the security deposit.

     The Landlord shall provide the Tenant on or about the first day of each month during the term of this Lease Agreement a statement of fees for any typing, mailing, photocopying, and other services rendered to the Tenant under this Lease Agreement during the previous month. Such fees shall be payable in full at the Landlord's office immediately on or before the fifth day of each month, together with rent.

     Landlord shall have the right to increase the base rent if the rent of the building is increased by the building owner,


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provided that the increase not exceed seven percent(7%) for the period of the initial term of this Agreement.

     In addition to seeking any other remedy or penalty under this Lease Agreement, the Landlord may impose a late charge in the amount of ten percent (10%) of any rent or fee payable under this Lease Agreement, or $10 per day, whichever is greater, if full payment for such rent or fees is not received by Landlord before the fifth business day after it becomes payable. Such charge shall be payable in full at the Landlord's office immediately upon its imposition as provided herein. Landlord must give written notice of non-payment/late rent payments. It is further understood that if Tenant submits a check that cannot be processed through the bank because of lack of sufficient funds, there will be a 10% surcharge charged to the Tenant for each occasion.

     Section 4. Conference Room. Tenant shall have the right to use the conference rooms and projection equipment during all weekdays except for national holidays in Suite 300 for business meetings during such times and in such manner as Landlord determines to be reasonable, taking into account the rights of other Tenants who use the conference rooms.

     Section 5. Notice. Any notice to be furnished to the Landlord or Tenant under the terms of this Lease Agreement shall be sent to the following addresses.

     As to Landlord:

     PERKINS COMMERCIAL MANAGEMENT COMPANY, INC., An agent for an entity to be named later.

     As to Tenant:

     Vasco Data Security, Inc.
     1919 South Highland Avenue
     Lombard, Illinois 60148
     (708) 932-8844

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals this ________ day of _________________, 19 ___.




PERKINS COMMERCIAL MANAGEMENT           TENANT
COMPANY, INC.                           Vasco Data Security, Inc.
                                        -----

By:                                     By:
   --------------------------              --------------------------
                                               Authorized Agent



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




                                 APPENDIX B

                    SCHEDULE OF FEES FOR SPECIAL SERVICES


Secretarial Service             .....  $21.00 per hour billed in 1/6
                                       increments ($3.50)

Photocopying                    .....  -1 to 1000/18c/copy
                                       -over 1000/11c/copy

Postage or Other Delivery       .....  at cost + 25% handling fee

Facsimile                       .....  $2.00 per page outgoing
                                       $2.00 per page incoming

Telephone                       .....  $30.00 per month (per-line)

Word Processing                 .....  $24.00 per hour billed in 1/6
                                       increments ($4.00)

Covered Parking                 .....  $60.00 per month

Security Card                   .....  $15.00/card after initial card

Surcharge for Additional Users  .....  $150.00 per month/person


                          PRICES SUBJECT TO CHANGE

ADDITIONAL CHARGES:

                            RULES AND REGULATIONS


      (1)  Lessees will conduct themselves in a businesslike manner:
           proper attire will be worn at all times; and any noise will be kept to a level so as not to interfere with or annoy other tenants.

      (2) Lessee will not affix anything to the walls of the office premises without the prior written consent of the Lessor.

      (3) Lessee will not prop open any corridor doors, exit doors or door connecting corridors during or after business hours.

      (4) Lessee using public areas can only do so with consent of the Lessor, and those areas must be kept neat and attractive at all times.

      (5) All corridors, halls, elevators and stairways shall not be obstructed by Lessee or used for any purpose other than egress and ingress.

      (6) No advertisement or identifying signs or other notions shall be inscribed, painted or affixed on any part of the corridors, doors or public area.

      (7) The Lessee shall not, without the Lessor's written consent, store or operate any large business machine, reproduction equipment, heating equipment, stoves, speaker phone, radio, stereo equipment or other mechanical amplification equipment, refrigerator or coffee equipment or conduct a mechanical business thereon, do any cooking thereon, or use or allow to be used on the premises oil, burning fluids, gasoline or kerosene, for heating, warming or lighting. No article deemed extra hazardous on account of fire, or any explosives, shall be brought onto said premises.
           No offensive gases, odors of liquids will be permitted.

      (8) If the Lessee requires any special wiring for business machines or otherwise, such wiring shall be done by electrician designated by the Lessor. The electrical current shall be used for ordinary lighting purposes only unless written permission to do otherwise shall first have been obtained by the Lessor at an agreed cost to Lessee.

      (9) If Lessee requires any special wiring for telephone equipment or otherwise, such wiring shall be done by the personnel designated by the Lessor. Lessee is limited to two lines for its benefit through the central telephone system which a monthly connect charge will be levied per line/extension.

      (10) The Lessor and its agents shall have the right to enter the premises at all reasonable hours for the purpose of making any repairs, alterations or additions which it shall have deemed necessary for the preservation, safety or improvement of said offices without in any way being deemed or held to have committed an eviction of the Lessee therein.

      (11) The Lessee shall give the Lessor immediate access to the premises if Lessee has given notice of intent to vacate in accordance with the provisions of the Lease Agreement. the Lessee shall in no way hinder the Lessor from showing said promises.

      (12) Lessee may not conduct business in hallways or corridors or any other areas except in its designated offices without written consent of the Lessor.

      (13) Lessee will bring no animals on the premises.

      (14) Lessee shall not remove furniture, fixtures or decorative material from offices without the prior written consent of the Lessor.

      (15) The Lessor reserves the right to make such other reasonable rules and regulations as in its' judgment may from time to time be needed for the safety, care and cleanliness of the offices.

      (16) There shall be no smoking within the Office Suites at any time. Furthermore, there is no smoking in any common area of the building (i.e. hallways and bathrooms).

reasonable rules and regulations as in its' judgment may from time to time be needed for the safety, care and cleanliness of the offices.

PERKINS COMMERCIAL MANAGEMENT     VASCO DATA SECURITY, INC.
CO. INC.


By:                               By:
   --------------------------        ----------------------------
             initial                            initial

                                 APPENDIX D

                                 FURNISHINGS

     Landlord shall provide Tenant with the following furnishings during the term of the tenancy;



      3 Desks

      3 Desk Chairs

      3 Side Chairs

      2 Credenza

      3 Lamps

      3 Pictures

      3 Phones

                                 APPENDIX E


     (1) Quiet Possession - So long as Lessee performs its obligations Lessor covenants to Lessee its quiet and peaceful possession of the leased space, and the right to use the same free of interference from noise, noxious or unpleasant fumes or odors or other disturbance from other tenants in the same building or center.

     (2) Parking Facilities - Lessee, its employees, customers, and visitors shall have the right to use such parking facilities as may adjoin or be available to the building.

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals this ____ day of ____________________, 199 __.

                                    PERKINS COMMERCIAL MANAGEMENT CO., INC.


                                    By:
                                       ------------------------------------
                                             Authorized Agent


                                    ---------------------------------------


                                    By:
                                       ------------------------------------

                            EMERGENCY PHONE LIST



This list is just to keep in our records in case we need to get in touch with you at a time when you cannot be reached in the office, and it is important that we reach you. Please include any car phone, home phone, other office phone, etc.

                                PLEASE PRINT

OFFICE PHONE #
                      -------------------------------------------------------
HOME ADDRESS
                      -------------------------------------------------------

                      -------------------------------------------------------
HOME PHONE
                      -------------------------------------------------------

NAME OF CONTACT #1
                      -------------------------------------------------------
     PHONE #
                      -------------------------------------------------------
     PHONE #
                      -------------------------------------------------------

NAME OF CONTACT #2
                      -------------------------------------------------------
     PHONE #
                      -------------------------------------------------------
     PHONE #
                      -------------------------------------------------------

NAME OF CONTACT #3
                      -------------------------------------------------------
     PHONE #
                      -------------------------------------------------------
     PHONE #
                      -------------------------------------------------------